UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2021 (January 12, 2021)

Epiphany Technology Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39853	85-3227900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

533 Airport Blvd

Suite 400

Burlingame, CA 94010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	EPHYU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	EPHY	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	EPHYW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 12, 2021, Epiphany Technology Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 40,250,000 units (the “Units”), including 5,250,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $402,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-251357) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 15, 2020 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated January 7, 2021, by and between the Company and Cantor Fitzgerald & Co. (“Cantor”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated January 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 7, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, Epiphany Technology Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 7, 2021, by and among the Company, the Sponsor and Cantor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated January 7, 2021, by and between the Company and First In Line Enterprises, Inc., an affiliate of members of the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Unit Subscription Agreement, dated January 7, 2021 (the “Sponsor Unit Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Unit Subscription Agreement, dated January 7, 2021 (the “Cantor Unit Subscription Agreement,” and collectively with the Sponsor Unit Subscription Agreement, the “Unit Subscription Agreements”), by and between the Company and Cantor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Unit Subscription Agreements, the Company completed the private sale of an aggregate of 800,000 Units (the “Private Placement Units”). 450,000 of the Private Placement Units were sold to the Sponsor and 350,000 Private Placement Units were sold to Cantor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $8,000,000. The Private Placement Units (and the underlying securities) are identical to the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 7, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $402,500,000, comprised of $394,500,000 of the proceeds from the IPO (which amount includes $15,137,500 of the underwriters’ deferred discount) and $8,000,000 of the proceeds from the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On January 7, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 12, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 7, 2021, by and between the Company and Cantor, as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated January 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 7, 2021, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated January 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 7, 2021, by and among the Company, the Sponsor and Cantor.

10.4	Administrative Support Agreement, dated January 7, 2021, by and between the Company and First In Line Enterprises, Inc.

10.5	Unit Subscription Agreement, dated January 7, 2021, by and between the Company and the Sponsor.

10.6	Unit Subscription Agreement, dated January 7, 2021, by and between the Company and Cantor.

99.1	Press Release, dated January 7, 2021.

99.2	Press Release, dated January 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Epiphany Technology Acquisition Corp.

	By:	/s/ Peter Bell
		Name:	Peter Bell
		Title:	Chief Executive Officer and Chief Financial Officer

Dated: January 13, 2021

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